[LOGO] WestCore Funds    Prospectus for The Money Market Portfolio* of BlackRock
                                                                       Funds/SM/



                                  [ART WORK]



                                                     *The Money Market Portfolio
                                           is a portfolio of BlackRock Funds/SM/
                                                      managed by BlackRock, Inc.
                                          and is available to Westcore Investors
                                                   for investment and exchanges.

LOGO WESTCORE FUNDS
 ................................................................................

Supplemental

Instructions for

Westcore Investors

The following supplemental instructions are provided for Westcore investors who wish to purchase or exchange shares of the Money Market Portfolio described in the attached prospectus through an account at State Street Bank & Trust Company ("SSB"). SSB also serves as transfer agent for the Westcore Funds. Westcore investors owning shares in the Money Market Portfolio have full exchange privileges with the Westcore Funds as well as the additional convenience of checkwriting. With your money market account, you may, for example, write checks on or automatically add to your balance as well as exchange all or a portion of your balance into one or more of the Westcore Funds. The minimum dollar amount for checks written on a money market account is $250.

PURCHASES, REDEMPTIONS & EXCHANGES
MINIMUM INITIAL AND SUBSEQUENT PURCHASES:
There is no minimum initial investment if investors choose an automatic monthly investment option. Otherwise, the minimum initial investment is $1,000 ($250 for participants in IRAs and similar retirement accounts). The minimum subsequent and automatic monthly investment for all accounts is $50.

[PHOTO]

REGULAR TRANSACTIONS:

Purchases and redemptions by mail should be sent to Westcore/SSB as follows:

Via Regular Mail:

Westcore/SSB
P.O. Box 8319
Boston, Massachusetts 02266-8319

Via Express/Overnight Mail:

Westcore/SSB
2 Heritage Drive
North Quincy, Massachusetts 02171

Please make checks payable to Westcore/SSB. Purchases by check will be processed at the 12:00 noon Eastern time net asset value determination next occurring after your order is received and accepted by Westcore/SSB. Please note that third party checks will not be accepted. Signature guarantees may be required for written redemptions.


Wire, Telephone, and Exchange Procedures:

Wire purchases, telephone redemptions and exchanges will be processed at the 12:00 noon Eastern time net asset value determination next occurring after your order is received and accepted by Westcore/SSB. An order will not be accepted unless payment is received by Westcore/SSB in acceptable form and in sufficient time to reasonably allow for entry of the order before such determination. Purchases by wire may be accepted only for existing accounts. Investors redeeming by wire may be charged a wire fee by their financial institution. Wire redemption proceeds are generally transmitted by Westcore/SSB to Westcore investors on the next business day following the date of redemption. Exchanges into a Westcore fund will be processed at Westcore's net asset value determination next occurring after the 12:00 noon Eastern time net asset value determination time when your money market fund account is processed. Exchanges into your money market fund account will be processed at the Money Market Portfolio's 12:00 noon Eastern time net asset value determination next occurring after your Westcore account is processed. Please call 1-800-392-CORE for additional information and instructions regarding wire purchase, telephone redemption, and exchange procedures.

OTHER INFORMATION - Retirement Plans:

IRAs, SEP-IRAs, and other such plans are charged an annual fee of $10 per account, including any Westcore Funds account, up to a maximum of $30 per taxpayer identification number. The annual fee, if not earlier paid, is usually deducted in the first calendar quarter of the year or upon redemption of the account.

WESTCORE INVESTOR SERVICE REPRESENTATIVE
1-800-392-CORE (2673)

For additional information on these or other options, or to purchase, exchange or redeem shares, please call a Westcore Investor Service Representative toll free at 1-800-392-CORE (2673).

The above are supplemental transaction instructions and are not part of the prospectus.
 ................................................................................
Notch Mountain, Holy Cross Wilderness, Sawatch Mountains, Colorado

                                                       Photographer: Eric Wunrow

                                               Money Market Portfolio Prospectus
 ................................................................................
The Money Market

Portfolio Service

Shares

January 28, 1998

The BLACKROCK FUND Family consists of 32 portfolios and has been structured to include many different investment styles across the spectrum of money market investments so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

Effective January 31, 1998, the Fund has changed its name from Compass Capital Funds(SM) to BlackRock Funds(SM).


The Money Market Portfolios of BLACKROCK FUNDS consist of eight short-term investment alternatives. Two of these Portfolios invest solely in taxable instruments, and six of these Portfolios invest in tax-exempt instruments. A detailed description of the BlackRock Money Market Portfolio begins on page 5. The Money Market Portfolio's Lipper Peer Group is the Money Market Instrument Funds.

This Prospectus sets forth concisely information about the BlackRock Funds(SM) (the "Fund") Money Market Portfolio (the "Portfolio") that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated January 28, 1998 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling (800) 441-7764. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund that has been filed with the SEC.

Shares of the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, PNC Bank, National Association or any other bank and are not insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investments in the Portfolio involve investment risks, including possible loss of principal amount invested. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC MUNICIPAL PORTFOLIOS LISTED ABOVE ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.

 ................................................................................

The Money Market

Portfolios of

BlackRock Funds

Understanding the BlackRock Money Market Portfolio

This Prospectus has been crafted to provide detailed, accurate and comprehensive information on the Portfolio. We intend this document to be an effective tool as you explore different directions in money market investing.

Considering the Risks in Money Market Investing

There can be no assurance that any mutual fund will achieve its investment objective, or that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio may invest in U.S. dollar-denominated instruments of foreign issuers or municipal securities backed by the credit of foreign banks, which may be subject to risks in addition to those inherent in U.S. investments. See "What Additional Investment Policies And Risks Apply?"

Investing In The BlackRock Funds

For information on how to purchase and redeem shares of the Portfolio, see "How Are Shares Purchased And Redeemed?" and "What Special Purchase And Redemption Procedures May Apply?"
 ................................................................................
                                                  Questions? Call 1-800-392-CORE

 ................................................................................
Asking The Key Questions

                                                                      Page
                                                                      ----



What Are The Expenses Of The Portfolio?.............................    3
What Are The Portfolio's Financial Highlights?......................    3
What Is The Portfolio?..............................................    5
What Additional Investment Policies And Risks Apply?................    6
What Are The Portfolio's Fundamental Investment Limitations?........    9
Who Manages The Fund?...............................................    10
How Are Shares Purchased And Redeemed?..............................    13
What Special Purchase And Redemption Procedures May Apply?..........    15
How Is Net Asset Value Calculated?..................................    17
How Frequently Are Dividends And Distributions Made To Investors?...    17
How Are Fund Distributions Taxed?...................................    18
How Is The Fund Organized?..........................................    19
How Is Performance Calculated?......................................    20
How Can I Get More Information?.....................................    21
The BlackRock Funds.................................................    22
 ................................................................................
                                                  Questions? Call 1-800-392-CORE

                                               Money Market Portfolio Prospectus
 ................................................................................
What Are The

Expenses Of The

Portfolio?

Below is a summary of the annual operating expenses incurred by Service Shares of the Portfolio for the fiscal year ended September 30, 1997 as a percentage of average daily net assets. The figures shown for the Portfolio have been restated to reflect current expenses and fee waivers. An example based on the summary is also shown.

                                                Money
                                                Market
                                                Portfolio
                                                ---------
Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
Advisory fees (after fee waivers)(1)                 .19%
Other operating expenses                             .53
                                                     ---
  Administration fees (after fee waivers)(1)    .15
  Shareholder servicing fee                     .15
  Other expenses                                .23
                                                ---
Total Portfolio operating expenses
  (after fee waivers)(1)                             .72%
                                                     ===

(1) Without waivers, advisory fees would be .42% and administration fees would be .15% for the Money Market Portfolio. BlackRock, Inc. and the Portfolio's administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolio's total operating expenses during the remainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be .52% and "Total Portfolio operating expenses" would be .94%.

     Example

     An investor in Service Shares would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return, and (2) redemption at the end of each time period:

                        One     Three   Five    Ten
                        Year    Years   Years   Years
                        -----   ------  ------  ------

Money Market Portfolio  $ 7     $ 23    $ 40    $ 89

In addition to the compensation itemized in the expense table, institutions that sell Portfolio shares and/or their salespersons may receive compensation for the sale and distribution of shares or for services to the Portfolio. For information regarding such compensation, see "How Are Shares Purchased And Redeemed?--Distributor" in the Prospectus and "Investment Advisory, Administration, Distribution, and Servicing Arrangements" in the Statement of Additional Information.

The foregoing Table and Example are intended to assist investors in understanding the expenses the Portfolio pays. Investors bear these expenses either directly or indirectly. They do not reflect any charges that may be imposed by affiliates of the Portfolio's investment adviser or other institutions directly on their customer accounts in connection with investments in the Portfolio.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

 ................................................................................

What Are The

Portfolio's Financial

Highlights?

The following financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information, and has been audited by the Portfolio's independent accountant.
This financial information should be read together with those financial statements. Further information about the performance of the Portfolio is available in the Fund's annual shareholder reports. Both the Statement of Additional Information and the annual shareholder reports may be obtained from the Fund free of charge by calling (800) 441-7764.
 ................................................................................
                                                  Questions? Call 1-800-392-CORE

Financial Highlights
 ................................................................................
Money Market Portfolio

 ................................................................................

                                                                            (For a Service Share Outstanding Throughout Each Period)

 ....................................................................................................................................

                                                                                                                      For the Period

                                                   Year        Year        Year      Year      Year     Year     Year   10/4/89(1)
                                                   Ended       Ended       Ended     Ended     Ended    Ended    Ended   through
                                                  9/30/97     9/30/96     9/30/95   9/30/94   9/30/93  9/30/92  9/30/91  9/30/90
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period             $1.00       $1.00       $1.00     $1.00     $1.00    $1.00    $1.00     $1.00
 ....................................................................................................................................

Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                             0.0499      0.0503      0.0534    0.0333    0.0274   0.0391    0.0645   0.0778
 ....................................................................................................................................

Net realized gain (loss) on investments               --          --          --        --        --       --        --       --
 ....................................................................................................................................

Total from investment operations                  0.0499      0.0503      0.0534    0.0333    0.0274   0.0391    0.0645   0.0778
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------

Distributions from net investment income         (0.0499)    (0.0503)    (0.0534)  (0.0333)  (0.0274) (0.0391)  (0.0645) (0.0778)
 ....................................................................................................................................

Distributions from net realized capital gains
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                              (0.0499)    (0.0503)    (0.0534)  (0.0333)  (0.0274) (0.0391)  (0.0645) (0.0778)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at end of period                   $1.00       $1.00       $1.00     $1.00     $1.00    $1.00     $1.00    $1.00
------------------------------------------------------------------------------------------------------------------------------------

Total return                                        5.11%       5.15%       5.48%     3.37%     2.77%    4.05%     6.64%    8.07%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental data
------------------------------------------------------------------------------------------------------------------------------------

Net assets at end of period (in thousands)    $1,610,315  $1,575,064  $1,194,017  $575,948  $415,328 $838,012  $637,076 $628,075
 ....................................................................................................................................

Ratios of expenses to average net assets
 ....................................................................................................................................

After advisory/administration fee waivers           0.61%       0.59%       0.57%     0.51%     0.59%    0.61%     0.62%    0.62%(2)

 ....................................................................................................................................

Before advisory/administration fee waivers          0.94%       0.95%       0.94%     0.92%     0.70%    0.66%     0.67%    0.70%(2)

 ....................................................................................................................................

Ratios of net investment income to average net assets
 ....................................................................................................................................

After advisory/administration fee waivers           4.99%       5.00%       5.35%     3.35%     2.73%    3.86%     6.45%    7.83%(2)

 ....................................................................................................................................

Before advisory/administration fee waivers          4.66%       4.64%       4.98%     2.95%     2.62%    3.81%     6.40%    7.75%(2)

------------------------------------------------------------------------------------------------------------------------------------

1     Commencement of operations of share class.
2     Annualized.
 ................................................................................
Questions? Call 1-800-392-CORE

                                               Money Market Portfolio Prospectus
 ................................................................................

What Is The Portfolio?

The investment objective of the Money Market Portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Portfolio may invest in:

  (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

  (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Co. ("D&P"), F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, D&P, Fitch or TBW or Aa or higher by Moody's;

  (C) unrated notes, paper and other instruments that are of comparable quality as determined by the Portfolio's sub-adviser under guidelines established by the Fund's Board of Trustees;

  (D) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

  (E) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

  (F) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

  (G) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

  (H) securities issued or guaranteed by state or local governmental bodies; and

  (I) repurchase agreements relating to the above instruments.

Quality, Maturity and Diversification

All securities acquired by the Portfolio will be determined at the time of purchase by the Portfolio's sub-adviser, under guidelines established by the Fund's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

The Portfolio is managed so that the average maturity of all instruments held by it (on a dollar-weighted basis) will not exceed 90 days. In no event will the Portfolio purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolio invests may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

The Portfolio is classified as a diversified portfolio under the Investment Company Act of 1940 (the "1940 Act").
 ................................................................................
                                                  Questions? Call 1-800-392-CORE

 ................................................................................

What Additional

Investment Policies

And Risks Apply?

Corporate and Bank Obligations

To the extent consistent with its investment objective, the Portfolio may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets. The obligations of foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity.

Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

U.S. Government Obligations

To the extent consistent with its investment objective, the Portfolio may also purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

Municipal Obligations

To the extent consistent with its investment objective, the Portfolio may purchase short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations"). The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities
 ................................................................................
Questions? Call 1-800-392-CORE

                                               Money Market Portfolio Prospectus
 ................................................................................
represent a relatively new type of financing that is not yet as marketable as more conventional securities.

The amount of information regarding the financial condition of issuers of Municipal Obligations may be less extensive than the information for public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations. Accordingly, the ability of the Portfolio to buy and sell Municipal Obligations may, at any particular time with respect to any particular securities, be limited. In addition, Municipal Obligations purchased by the Portfolio include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to the Portfolio and affect its share price.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal or state income tax are rendered by counsel to the respective issuers or sponsors at the time of issuance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

Mortgage-Related Securities

Although under normal market conditions it does not expect to do so, the Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies. Mortgage-related securities may include collateralized mortgage obligations ("CMOs") issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or other U.S. Government agencies or instrumentalities or issued by private companies. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of prepayment proceeds by the Portfolio will generally be at lower rates than the rates on the prepaid obligations.


Variable and Floating Rate Instruments

The Portfolio may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit the Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for the Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.


Repurchase Agreements

The Portfolio may agree to purchase securities from broker-dealers and financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.


Guaranteed Investment Contracts

The Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Portfolio on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Portfolio does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.
 ................................................................................
                                                  Questions? Call 1-800-392-CORE

 ................................................................................

When-Issued Purchases and Forward Commitments

The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.


Securities Lending

The Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. The Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.


Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient). A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase.


Investment Companies

In connection with the management of its daily cash positions, the Portfolio may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by the Portfolio within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.


Uninvested Cash Reserves


The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolio's sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of the Portfolio's assets will be held uninvested. Uninvested cash reserves will not earn income.


Illiquid Securities

The Portfolio will not invest more than 10% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days, GICs, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 10% limit. The Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the sub-adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.
 ................................................................................
Questions? Call 1-800-392-CORE

                                               Money Market Portfolio Prospectus
 ................................................................................
What Are The

Portfolio's

Fundamental

Investment

Limitations?


The Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to the Portfolio's investment objective. No assurance can be provided that the Portfolio will achieve its investment objective.

The Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of the Portfolio" (as defined in the Statement of Additional Information). Several of the Portfolio's fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.


The Portfolio may not:

(1) purchase securities (except U.S. Government securities and related repurchase agreements) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this 5% limitation;

(2) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, except that the Portfolio will invest at least 25% of its total assets in obligations of issuers in the banking industry or instruments secured by such obligations except during temporary defensive periods;

(3) borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of the Portfolio's total assets, the Portfolio will not make any additional investments; and

In accordance with current SEC regulations, the Portfolio intends, as a non-fundamental policy, to limit its investments in the securities of any single issuer (other than U.S. Government securities and related repurchase agreements) to not more than 5% of the value of its total assets at the time of purchase, except that 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days. The Portfolio will also limit its investments in Eligible Securities that are not in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality, to 5% of its total assets, with investments in any one such issuer being limited to no more than 1% of its total assets or $1 million, whichever is greater, measured at the time of purchase.

The investment limitations stated above are applied at the time investment securities are purchased.
 ................................................................................
                                                  Questions? Call 1-800-392-CORE

Who Manages

The Fund?

Board of Trustees

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The following persons currently serve on the Board:

        William O. Albertini--Executive Vice President and Chief Financial Officer of Bell Atlantic Global Wireless.

        Raymond J. Clark--Treasurer of Princeton University.

        Robert M. Hernandez--Vice Chairman and Chief
        Financial Officer of USX Corporation.

        Anthony M. Santomero--Professor of Finance and Director of the Financial Institutions Center, The Wharton School, University of Pennsylvania.

        David R. Wilmerding, Jr.--Chairman, Gee, Wilmerding & Associates, Inc.


Investment Adviser and Sub-Adviser

The Adviser to BlackRock Funds is BlackRock, Inc. BlackRock, Inc. (formerly PNC Asset Management Group, Inc.) was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1600 Market Street, 29th Floor, Philadelphia, Pennsylvania 19103. BlackRock, Inc. is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. PNC Institutional Management Corporation ("PIMC"), an affiliate of BlackRock, Inc., serves as the Portfolio's sub-adviser. PIMC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

As adviser, BlackRock, Inc. is responsible for the overall investment management of the Portfolio. As sub-adviser, PIMC is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale investment decisions for the Portfolio. PIMC also provides research and credit analysis. Portfolio transactions for the Portfolio may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.

The affiliate sub-advisers of BlackRock, Inc. are:

  . BlackRock Financial Management, Inc.: Domestic and non-dollar fixed income.

  . PNC Equity Advisors: Growth equity.

  . Provident Capital Management: Value equity.

  . CastleInternational Asset Management: International equity.

  . PIMC: Money market.

For their investment advisory and sub-advisory services, BlackRock, Inc. and PIMC are entitled to fees, computed daily and payable monthly, at the annual rates set forth below. All sub-advisory fees payable to PIMC are paid by BlackRock, Inc., and do not represent an extra charge to the Portfolio.

                      Maximum Annual Contractual Fee Rate
                      For The Portfolio (Before Waivers)

Average Daily                Investment      Sub-Advisory
Net Assets                   Advisory Fee        Fee
------------------           -------------   -------------
first $1 billion                .450%           .400%
$1 billion--$2 billion          .400             350
$2 billion-$3 billion           .375            .325
greater than $3 billion         .350            .300

For the twelve months ended September 30, 1997, the Portfolio paid investment advisory fees of .09% of average daily net assets after voluntary fee waivers.

Administrators

BlackRock, Inc., PFPC Inc. ("PFPC"), and BlackRock Distributors, Inc. ("BDI") (the "Administrators") serve as the Fund's co-administrators. BlackRock, Inc.
and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. BDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.
 ................................................................................
Questions? Call 1-800-392-CORE

                                               Money Market Portfolio Prospectus
 ................................................................................

The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, BlackRock, Inc. is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets. PFPC and BDI are entitled to receive a combined administration fee, computed daily and payable monthly, at the aggregate annual rate of (i) .085% of the first $500 million of the Portfolio's average daily net assets, .075% of the next $500 million of the Portfolio's average daily net assets and .065% of the average daily net assets of the Portfolio in excess of $1 billion and (ii) .065% of the first $500 million of the average daily net assets allocated to Service Shares of the Portfolio, .055% of the next $500 million of such average daily net assets and .045% of the average daily net assets allocated to Service Shares of the Portfolio in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from the Portfolio.

For information about the operating expenses the Portfolio paid for the most recent fiscal year, see "What Are The Expenses Of The Portfolio?"

Transfer Agent, Dividend Disbursing Agent and Custodian

PNC Bank, National Association ("PNC Bank"), whose principal offices are located at 1600 Market Street, Philadelphia, Pennsylvania 19103, serves as the Portfolio's custodian and PFPC, whose principal offices are located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as its transfer agent and dividend disbursing agent.

Shareholder Servicing

The Fund intends to enter into service arrangements with institutional investors ("Institutions") (including PNC Bank and its affiliates) which provide that the Institutions will render support services to their customers who are the beneficial owners of Service Shares. These services are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of a shareholder processing fee of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their customers,
Institutions may provide one or more of the following services: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Service Shares beneficially owned by customers or the information necessary for sub-accounting; and providing other similar services. In consideration for payment of a separate shareholder servicing fee of up to .15% (on an annualized basis)
of the average daily net asset value of Service Shares owned beneficially by their customers, Institutions may provide one or more of these additional services to such customers: responding to customer inquiries relating to the services performed by the Institution and to customer inquiries concerning their investments in Service Shares; assisting customers in designating and changing dividend options, account designations and addresses; and providing other similar shareholder liaison services. Customers who are beneficial owners of Service Shares should read this Prospectus in light of the terms and fees governing their accounts with Institutions.
 ................................................................................
                                                  Questions? Call 1-800-392-CORE

 ................................................................................

Conflict-of-interest restrictions may apply to the receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with the Fund.

The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. It is intended that the services provided by Institutions under their service agreements will not be prohibited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.


Expenses

Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to BlackRock, Inc. and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, fees and expenses in registering and qualifying the Portfolio and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by BlackRock, Inc. or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.
 ................................................................................
Questions? Call 1-800-392-CORE

                                               Money Market Portfolio Prospectus
 ................................................................................
How Are Shares

Purchased And

Redeemed?


Distributor

Shares of the Portfolio are offered on a continuous basis by BDI as distributor (the "Distributor"). BDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to Service Shares. The Plan permits BDI, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsorship of various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "Investment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.


Purchase of Shares

Service Shares are offered without a sales load to Institutions acting on behalf of their customers, as well as to certain persons who were shareholders of Compass Capital Group of Funds at the time of its combination with The PNC Fund during the first quarter of 1996. Service Shares will normally be held of record by Institutions or in the names of nominees of Institutions. Share purchases are normally effected through a customer's account at an Institution through procedures established in connection with the requirements of the account. In these cases, confirmations of share purchases and redemptions will be sent to the Institutions. Beneficial ownership of shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their customers. Investors wishing to purchase shares should contact their Institutions. Service Shares are sold at the net asset value per share next determined after an order is received by PFPC Inc. ("PFPC"), the Fund's transfer agent. Shares may be purchased by Institutions on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business.

Purchase orders for the Portfolio may be placed by telephoning PFPC at (800) 441-7450 no later than 12:00 noon (Eastern Time) on a Business Day. Orders received before 12:00 noon (Eastern Time) will be executed at 12:00 noon (Eastern Time). If payment for such orders is not received by 4:00 p.m. (Eastern
Time), the order will be cancelled and notice thereof will be given to the Institution placing the order. Orders received after 12:00 noon (Eastern Time) will not be accepted.

Payment for Service Shares must normally be made only in Federal funds or other funds immediately available to the Fund's custodian. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the respective Portfolios. For further information, see the Statement of Additional Information. The minimum initial investment is $5,000; however, Institutions may set a higher minimum for their customers. There is no minimum subsequent investment requirement. The Fund does not accept third party checks for initial or subsequent investments.

The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Service Shares and may suspend and resume the sale of shares of the Portfolio at any time.


Redemption of Shares

Customers of Institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the Institutions. These procedures will vary according to the type of account and the Institution involved, and customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their customers' accounts with the redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the certificates must accompany the redemption request.
 ................................................................................
                                                  Questions? Call 1-800-392-CORE

 ................................................................................

Institutions may place redemption orders by telephoning PFPC at (800) 441-7450. Shares are redeemed at their net asset value per share next determined after PFPC's receipt of the redemption order. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. While the Fund intends to use its best efforts to maintain the Portfolio's net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount invested depending upon the net asset value of a Service Share at the time of redemption.

Payment for redeemed shares for which a redemption order is received by PFPC before 12:00 noon (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the same Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received between 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of BlackRock, Inc., an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund, although Institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their Institution.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at 400 Bellevue Parkway, Wilmington, DE 19809.

The Fund may redeem Service Shares in the Portfolio's account if the account balance drops below $5,000 as the result of redemption requests and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice. If a customer has agreed with an Institution to maintain a minimum balance in his or her account with the Institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Portfolio to the extent necessary to maintain the minimum balance required.

The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information"
in the Statement of Additional Information for examples of when such redemption might be appropriate.
 ................................................................................
Questions? Call 1-800-392-CORE

                                               Money Market Portfolio Prospectus
 ................................................................................
What Special

Purchase And Redemption

Procedures

May Apply?


Purchases

Purchase orders may be placed through PFPC. The minimum investment is $100. Purchases through the Automatic Investment Plan described below are subject to a lower purchase minimum. The name of the Portfolio must appear on the check or Federal Reserve Draft. Investors may also wire Federal funds in connection with the purchase of shares. The wire instructions must include the name of the Portfolio, class of the Portfolio, the name of the account registration, and the shareholder account number. Before wiring any funds, however, an investor must call PFPC at (800) 441-7762 in order to confirm the wire instructions. Purchase orders for shares of the Portfolio that are in proper form are executed at their net asset value per share next determined after receipt by the Fund; however, orders will not be executed until payments not made in Federal funds are converted to Federal funds (which normally occurs within two Business Days of receipt) unless a creditworthy financial institution undertakes to pay for an order in Federal funds by 4:00 p.m. (Eastern Time) the same Business Day an order is placed. Under certain circumstances, the Fund may reject large individual purchase orders received after 12:00 noon. The Fund may in its discretion reject any order for shares.

The Portfolio offers an Automatic Investment Plan ("AIP") whereby an investor in shares of the Portfolio may arrange for periodic investments in the Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum pre-authorized investment amount is $50.


Redemptions

Shareholders may redeem for cash some or all of their shares of the Portfolio at any time by sending a written redemption request in proper form to BlackRock Funds c/o PFPC Inc., P.O. Box 8907, Wilmington, Delaware 19899-8907.

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Shareholders holding share certificates must send their certificates with the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at
(800) 441-7762 or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above. This privilege may not be used to redeem shares in certificated form.
 ................................................................................
                                                  Questions? Call 1-800-392-CORE

 ................................................................................

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to PFPC at P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described above) to BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

The Fund offers a Systematic Withdrawal Plan ("SWP") which may be used by investors who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in the Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more either monthly, every other month, quarterly, three times a year, semi-annually, or annually. Automatic withdrawals are normally processed on the 25th day of the applicable month or, if such day is not a Business Day, on the next Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the SWP Application Form which may be obtained from PFPC.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PFPC.

Persons who were shareholders of an investment portfolio of Compass Capital
Group of Funds at the time of the portfolio's combination with The PNC Fund(R) may also purchase and redeem Service Shares of the same Portfolio and for the same account in which they held shares on that date through the procedures described in this section.
 ................................................................................
Questions? Call 1-800-392-CORE

                                               Money Market Portfolio Prospectus
 ................................................................................

How Is Net Asset Value

Calculated?


Net asset value is calculated separately for Service Shares of the Portfolio as of 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by the Portfolio that are allocated to its Service Shares, less the liabilities charged to its Service Shares, by the number of Service Shares outstanding.

The Portfolio seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, and values its portfolio securities based on the amortized cost method of valuation described in the Statement of Additional Information under "Valuation of Shares." The Portfolio may use a pricing service, bank or broker/dealer to value its securities.

 ................................................................................

How Frequently Are

Dividends And

Distributions Made

To Investors?


Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Portfolio. The Portfolio's net income is declared daily as a dividend. Shareholders whose purchase orders are executed at 12:00 noon (Eastern Time) receive dividends for that day. On the other hand, shareholders whose redemption orders have been received by 12:00 noon (Eastern Time) do not receive dividends for that day, while shareholders of the Portfolio whose redemption orders are received after 12:00 noon (Eastern Time) do receive dividends for that day.

Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees. The Portfolio does not expect to realize net long-term capital gains.

Dividends are reinvested in additional full and fractional Service Shares of the Portfolio, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.
 ................................................................................
                                                  Questions? Call 1-800-392-CORE

 ................................................................................
How Are Fund

Distributions Taxed?


The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

Distributions paid out of the Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolio. Except as discussed below, dividends paid by the Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio. For additional information concerning the tax treatment of dividends and distributions by the states listed below, including certain restrictions applicable to such treatment, see "Taxes" in the Statement of Additional Information.
 ................................................................................
Questions? Call 1-800-392-CORE

                                               Money Market Portfolio Prospectus
 ................................................................................

How Is The Fund

Organized?

The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in thirty-eight investment portfolios. The Portfolio offers five separate classes of shares-Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Service Shares of the Portfolio.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan. Because of these "class expenses," the performance of the Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of the Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Institutional or Investor Share classes, contact PFPC at (800) 441-7764 (Institutional Shares) or (800) 441-7762 (Investor Shares).

Each share of the Portfolio has a par value of $.001, represents an interest in the Portfolio and is entitled to the dividends and distributions earned on the Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

On January 23, 1998, PNC Bank held of record approximately 77% of the Fund's outstanding shares, as trustee on behalf of individual and institutional investors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

 ................................................................................
Questions? Call 1-800-392-CORE

 ................................................................................

How is Performance

Calculated?

The Portfolio may advertise its "yield", "effective yield" and total return for Service Shares. These performance figures are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the income generated by an investment in the Portfolio's Service Shares over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio's Service Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The performance of Service Shares of the Portfolio may be compared to the performance of mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of Service Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Performance information may also include evaluations of the Portfolio published in nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

Performance quotations for shares of the Portfolio represent past performance and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Yields will fluctuate and are not necessarily representative of future results. Any fees charged by affiliates of the Portfolio's investment adviser or other institutions directly to their customers' accounts in connection with investments in the Portfolio will not be included in the Portfolio's calculations of yield and performance.
 ................................................................................
Questions? Call 1-800-392-CORE

                                               Money Market Portfolio Prospectus
 ................................................................................
How Can I Get More

Information?

Below is a brief description of how investors can easily access information about the BlackRock Funds.

Fund Information                                Hours Available             Phone Information
Internal Wholesalers/Broker-Dealer Support:     9 AM to 6 PM, E.S.T.        toll-free 888-8BLACKROCK
                                                Monday through Friday       toll-free 888-825-2257
 ....................................................................................................
Portfolio Managers Commentary:                  24 Hours, 7 days a week     toll-free 800-FUTURE4
(Audio recording updated periodically)                                      toll-free 800-388-8734
----------------------------------------------------------------------------------------------------
Shareholder Services
----------------------------------------------------------------------------------------------------
Telephone Access:                               24 Hours, 7 days a week     toll-free 800-441-7764
 ....................................................................................................
Account Service Representatives:                8:30 to 5 PM, E.S.T.        toll-free 800-441-7764
Available to discuss account balance
information, mutual fund prospectus, literature
and discuss programs and services available.    Monday through Friday
 ....................................................................................................
Purchases and Redemptions:                      8:30 to 5 PM, E.S.T.        toll-free 800-441-7450
                                                Monday through Friday
----------------------------------------------------------------------------------------------------
World Wide Web:
Access general fund information and specific
fund performance.                               24 Hours, 7 days a week     http://www.blackrock.com
Request mutual fund prospectuses and literature.
Forward mutual fund inquiries.
----------------------------------------------------------------------------------------------------
E-Mail:
Request prospectuses and literature. Forward
mutual fund inquiries.                          24 Hours, 7 days a week     funds@blackrock.com
----------------------------------------------------------------------------------------------------
Written Correspondence:                         Post Office Box Address     Street Address
                                                BlackRock Funds             BlackRock Funds
                                                c/o PFPC Inc.               c/o PFPC Inc.
                                                P.O. Box 8907               400 Bellevue Parkway
                                                Wilmington, DE 19899-8907   Wilmington, DE 19809
 ....................................................................................................

                                                  Questions? Call 1-800-392-CORE

 ................................................................................
The BlackRock Funds

BlackRock Funds is a leading mutual fund company currently managing in excess of $14 billion in 32 portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing who adhere to a pure investment style(SM).

Stock Portfolios
--------------------------------------------------------------------------------
Large Cap Growth Equity                 Select Equity
Large Cap Value Equity                  Micro-Cap Equity
Mid-Cap Growth Equity                   International Equity
Mid-Cap Value Equity                    International Emerging Markets
Small Cap Growth Equity                 International Small Cap Equity
Small Cap Value Equity                  Index Equity

Stock & Bond Portfolio
--------------------------------------------------------------------------------
Balanced
--------------------------------------------------------------------------------

Bond Portfolios
--------------------------------------------------------------------------------
Low Duration Bond                       Government Income
Intermediate Government Bond            Managed Income
Intermediate Bond                       International Bond
Core Bond

Tax-Free Bond Portfolios
--------------------------------------------------------------------------------
Tax-Free Income                         New Jersey Tax-Free Income
Pennsylvania Tax-Free Income            Ohio Tax-Free Income

Money Market Portfolios
--------------------------------------------------------------------------------
Money Market                            North Carolina Municipal Money Market
U.S. Treasury Money Market              Ohio Municipal Money Market
Municipal Money Market                  Pennsylvania Municipal Money Market
New Jersey Municipal Money Market       Virginia Municipal Money Market
 ................................................................................
Questions? Call 1-800-392-CORE

                   [This page is intentionally left blank.]

                   [This page is intentionally left blank.]

                                               Money Market Portfolio Prospectus
 ................................................................................

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.



 ................................................................................
                                                  Questions? Call 1-800-392-CORE

[LOGO] WestCore Funds


       370 17th Street
       Suite 3100
       Denver, CO 80202


       1-800-392-CORE (2673)
       www.westcore.com

                          THE MONEY MARKET PORTFOLIOS
                                INVESTOR SHARES

  This Prospectus sets forth concisely information about the BlackRock FundsSM (the "Fund") money market Portfolios (the "Portfolios") that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information dated January 28, 1998 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information may be obtained free of charge from the Fund by calling
(800) 441-7762. The Statement of Additional Information, as supplemented from time to time, is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund that has been filed with the SEC.

  SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  The New Jersey, North Carolina, Ohio, Pennsylvania and Virginia Municipal Money Market Portfolios may invest a significant percentage of their assets in a single issuer and, therefore, investments in these Portfolios may be riskier than an investment in other types of money market funds.
-------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE STATE-SPECIFIC MUNICIPAL PORTFOLIOS LISTED ABOVE ARE INTENDED ONLY FOR RESIDENTS OF THE RESPECTIVE STATES INDICATED.
-------------------------------------------------------------------------------
PROSPECTUS                                                     January 28, 1998

THE MONEY MARKET PORTFOLIOS OF BLACKROCK FUNDS

  The BLACKROCK FUND Family consists of 32 portfolios and has been structured to include many different investment styles across the spectrum of money market investments so that investors may participate across multiple disciplines in order to seek their long-term financial goals.

  Effective January 31, 1998, the Fund has changed its name from Compass Capital Funds SM to BlackRock Funds SM.

  The Money Market Portfolios of BLACKROCK FUNDS consist of eight short-term investment alternatives. The Portfolios described in this Prospectus invest in tax-exempt instruments. A detailed description of each Portfolio begins on page 10.

    BLACKROCK PORTFOLIO                   LIPPER PEER GROUP
    . NJ MUNICIPAL MONEY MARKET           . NJ TAX-EXEMPT MONEY MARKET FUNDS
    . NC MUNICIPAL MONEY MARKET           . OTHER STATES TAX-EXEMPT MONEY
                                            MARKET FUNDS
    . OH MUNICIPAL MONEY MARKET           . OHIO TAX-EXEMPT MONEY MARKET
                                            FUNDS
    . PA MUNICIPAL MONEY MARKET           . PA TAX-EXEMPT MONEY MARKET FUNDS
    . VA MUNICIPAL MONEY MARKET           . OTHER STATES TAX-EXEMPT MONEY
                                            MARKET FUNDS
  BlackRock, Inc. serves as the Fund's investment adviser. PNC Institutional Management Corporation ("PIMC") serves as the sub-adviser to the Portfolios as described in this Prospectus.


UNDERSTANDING THE BLACKROCK MONEY MARKET PORTFOLIOS

  This Prospectus has been crafted to provide detailed, accurate and comprehensive information on the BlackRock Portfolios. We intend this document to be an effective tool as you explore different directions in money market investing. You may wish to use the table of contents on the back cover to find descriptions of the Portfolios, including the investment objectives, portfolio management styles, risks and charges and expenses.

CONSIDERING THE RISKS IN MONEY MARKET INVESTING

  There can be no assurance that any mutual fund will achieve its investment objective, or that any Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolios may invest in municipal securities backed by the credit of foreign banks, which may be subject to risks in addition to those inherent in U.S. investments. Each Portfolio will concentrate in the securities of issuers located in a particular state, and is non-diversified, which means that its performance may be dependent upon the performance of a smaller number of securities than diversified investment portfolios. See "What Additional Investment Policies And Risks Apply?"

INVESTING IN THE BLACKROCK FUNDS

  For information on how to purchase and redeem shares of the Portfolios, see "How Are Shares Purchased" and "How Are Shares Redeemed?"

WHAT ARE THE EXPENSES OF THE PORTFOLIOS?
-------------------------------------------------------------------------------

  Below is a summary of the annual operating expenses incurred by Investor A Shares of the Portfolios for the fiscal year ended September 30, 1997 as a percentage of average daily net assets. The figures shown for each Portfolio have been restated to reflect current expenses and fee waivers. An example based on the summary is also shown.

ANNUAL PORTFOLIO OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                       NEW JERSEY MUNICIPAL MONEY  NORTH CAROLINA MUNICIPAL MONEY   OHIO MUNICIPAL MONEY
                            MARKET PORTFOLIO              MARKET PORTFOLIO            MARKET PORTFOLIO
                          --------------------------- ------------------------------- ---------------------
                                  INVESTOR A                    INVESTOR A                 INVESTOR A
                          --------------------------- ------------------------------- ---------------------
Advisory Fees
 (after fee
 waivers)(/1/)..........                .09%                          .06%                       .11%
12b-1 fees(/2/).........                .10                           .10                        .10
Other operating expenses
 (after fee
 waivers)(/1/)..........                .77                           .76                        .75
                                        ---                           ---                        ---
 Shareholder servicing
  fee...................            .25                           .25                        .25
 Shareholder processing
  fee...................            .15                           .15                        .15
 Other expenses.........            .37                           .36                        .35
                                    ---                           ---                        ---
Total Portfolio
 operating expenses
 (after fee
 waivers)(/1/)..........                .96%                          .92%                       .96%
                                        ===                           ===                        ===

-----------
(1) "Other expenses" includes the administration fees payable by the Portfolios. Without waivers, advisory fees would be .45% and administration fees would be .18% for each Portfolio. BlackRock, Inc. and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the remainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be:
    .75%, .66% and .66%, respectively, and "Total Portfolio operating expenses" would be: 1.30%, 1.21% and 1.21%, respectively.
(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

ANNUAL PORTFOLIO OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                        PENNSYLVANIA MUNICIPAL MONEY  VIRGINIA MUNICIPAL MONEY
                              MARKET PORTFOLIO            MARKET PORTFOLIO
                           ----------------------------- -------------------------
                                    INVESTOR A                  INVESTOR A
                           ----------------------------- -------------------------
Advisory Fees (after fee
 waivers)(/1/)...........                 .16%                        .02%
12b-1 fees(/2/)..........                 .10                         .10
Other operating expenses
 (after fee
 waivers)(/1/)...........                 .73                         .80
                                          ---                         ---
 Shareholder servicing
  fee....................             .25                         .25
 Shareholder processing
  fee....................             .15                         .15
 Other expenses..........             .33                         .40
                                      ---                         ---
Total Portfolio operating
 expenses (after fee
 waivers)(/1/)...........                 .99%                        .92%
                                          ===                         ===

-----------
(1) "Other expenses" includes the administration fees payable by the Portfolios. Without waivers, advisory fees would be .45% and administration fees would be .18% for each Portfolio. BlackRock, Inc. and the Portfolios' administrators are under no obligation to waive or continue waiving their fees, but have informed the Fund that they expect to waive fees as necessary to maintain the Portfolios' total operating expenses during the remainder of the current fiscal year at the levels set forth in the table. Without waivers, "Other operating expenses" would be:
    .62% and .90%, respectively, and "Total Portfolio operating expenses" would be: 1.17% and 1.45%, respectively.
(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD.

EXAMPLE

  An investor in Investor A Shares would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                     ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
                                     -------- ----------- ---------- ---------
New Jersey Municipal Money Market
 Portfolio
 A Shares...........................   $10        $31        $53       $118
North Carolina Municipal Money
 Market Portfolio
 A Shares...........................     9         29         51        113
Ohio Municipal Money Market
 Portfolio
 A Shares...........................    10         31         53        118
Pennsylvania Municipal Money Market
 Portfolio
 A Shares...........................    10         32         55        121
Virginia Municipal Money Market
 Portfolio
 A Shares...........................     9         29         51        113

  In addition to the compensation itemized in the expense table, institutions that sell Portfolio shares and/or their salespersons may receive compensation for the sale and distribution of shares or for services to the Portfolios. For information regarding such compensation, see "Who Manages The Fund?-- Distribution and Service Plan" in the Prospectus and "Investment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

  The foregoing Tables and Example are intended to assist investors in understanding the expenses the Portfolios pay. Investors bear these expenses either directly or indirectly. They do not reflect any charges that may be imposed by brokers or other institutions directly on their customer accounts in connection with investments in the Portfolios.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

WHAT ARE THE PORTFOLIOS' FINANCIAL HIGHLIGHTS?
-------------------------------------------------------------------------------

  The following financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information, and has been audited by the Portfolios' independent accountants. This financial information should be read together with those financial statements. Further information about the performance of the Portfolios is available in the annual shareholder reports. Both the Statement of Additional Information and the annual shareholder reports may be obtained from the Fund free of charge by calling (800) 441-7762.

                             FINANCIAL HIGHLIGHTS
         (FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             NEW JERSEY MUNICIPAL MONEY
                                                 MARKET PORTFOLIO+
                                            ---------------------------------
                                                 INVESTOR A SHARES
                                            ---------------------------------
                                                      FOR THE       FOR THE
                                                       PERIOD        PERIOD
                                              YEAR     2/1/96      1/16/96/1/
                                             ENDED    THROUGH       THROUGH
                                            9/30/97   9/30/96       1/31/96
                                            --------  --------     ----------
Net asset value at beginning of period....  $   1.00  $   1.00      $  1.00
                                            --------  --------      -------
Income from investment operations
  Net investment income...................    0.0268    0.0175         0.00
  Net realized gain (loss) on
  investments.............................        --        --           --
                                            --------  --------      -------
   Total from investment operations.......    0.0268    0.0175         0.00
                                            --------  --------      -------
Less distributions
  Distributions from net investment
  income..................................   (0.0268)  (0.0175)        0.00
  Distributions from net realized capital
  gains...................................        --        --           --
                                            --------  --------      -------
   Total distributions....................   (0.0268)  (0.0175)        0.00
                                            --------  --------      -------
Net asset value at end of period..........  $   1.00  $   1.00      $  1.00
                                            ========  ========      =======
Total return..............................      2.71%     1.76%        2.66%
Ratios/Supplemental data
  Net assets at end of period (in
  thousands)..............................  $ 21,691  $ 17,314      $21,662
  Ratios of expenses to average net assets
      After advisory/administration fee
       waivers............................      0.86%     0.78%/2/     0.71%/2/
      Before advisory/administration fee
       waivers............................      1.30%     1.27%/2/     1.20%/2/
  Ratios of net investment income to
  average net assets
      After advisory/administration fee
       waivers............................      2.68%     2.63%/2/     2.66%/2/
      Before advisory/administration fee
       waivers............................      2.24%     2.15%/2/     2.17%/2/

-----
+ The Portfolio commenced operations on July 1, 1991 as the New Jersey
  Municipal Money Market Fund, a separate investment portfolio (the "Predecessor New Jersey Municipal Money Market Portfolio") of Compass Capital Group, which was organized as a Massachusetts business trust. On January 13, 1996, the assets and liabilities of the Predecessor New Jersey Municipal Money Market Portfolio were transferred to this Portfolio, and were combined with the assets of a pre-existing portfolio of investments maintained by the Fund.
/1/Commencement of operations of share class.
/2/Annualized.

         (FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                   NORTH CAROLINA
                                  MUNICIPAL MONEY                     OHIO MUNICIPAL MONEY
                                  MARKET PORTFOLIO                      MARKET PORTFOLIO
                            ------------------------------    ----------------------------------------
                                 INVESTOR A SHARES                      INVESTOR A SHARES
                            ------------------------------    ----------------------------------------
                                                 FOR THE                                     FOR THE
                                                  PERIOD                                      PERIOD
                              YEAR      YEAR    2/14/95/1/      YEAR      YEAR      YEAR    10/5/93/1/
                             ENDED     ENDED     THROUGH       ENDED     ENDED     ENDED     THROUGH
                            9/30/97   9/30/96    9/30/95      9/30/97   9/30/96   9/30/95    9/30/94
                            --------  --------  ----------    --------  --------  --------  ----------
Net asset value at
 beginning of period......  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00  $   1.00   $   1.00
                            --------  --------   --------     --------  --------  --------   --------
Income from investment
 operations
  Net investment income...    0.0287    0.0286     0.0194       0.0292    0.0293    0.0310     0.0199
  Net realized gain (loss)
   on investments.........        --        --         --           --        --        --         --
                            --------  --------   --------     --------  --------  --------   --------
   Total from investment
    operations............    0.0287    0.0286     0.0194       0.0292    0.0293    0.0310     0.0199
                            --------  --------   --------     --------  --------  --------   --------
Less distributions
  Distributions from net
   investment income......   (0.0287)  (0.0286)   (0.0194)     (0.0292)  (0.0293)  (0.0310)   (0.0199)
  Distributions from net
   realized capital
   gains..................        --        --         --           --        --        --         --
                            --------  --------   --------     --------  --------  --------   --------
   Total distributions....   (0.0287)  (0.0286)   (0.0194)     (0.0292)  (0.0293)  (0.0310)   (0.0199)
                            --------  --------   --------     --------  --------  --------   --------
Net asset value at end of
 period...................  $   1.00  $   1.00   $   1.00     $   1.00  $   1.00  $   1.00   $   1.00
                            ========  ========   ========     ========  ========  ========   ========
Total return..............      2.91%     2.90%      1.95%        2.96%     2.98%     3.15%      2.01%
Ratios/Supplemental data
  Net assets at end of
   period (in thousands)..  $    304  $    111   $     53     $ 15,876  $  5,672  $     75   $     28
  Ratios of expenses to
   average net assets
      After advisory/
       administration
       fee waivers........      0.76%     0.76%      0.83%/2/     0.79%     0.79%     0.80%      0.62%/2/
      Before advisory/
       administration
       fee waivers........      1.21%     1.25%      1.36%/2/     1.21%     1.25%     1.26%      1.26%/2/
  Ratios of net investment
   income to average net
   assets
      After advisory/
       administration
       fee waivers........      2.88%     2.83%      3.05%/2/     2.92%     2.88%     3.02%      1.94%/2/
      Before advisory/
       administration
       fee waivers........      2.43%     2.34%      2.52%/2/     2.50%     2.42%     2.56%      1.30%/2/

------
/1/Commencement of operations of share class.
/2/Annualized.

         (FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                         PENNSYLVANIA                        VIRGINIA
                                       MUNICIPAL MONEY                    MUNICIPAL MONEY
                                       MARKET PORTFOLIO                  MARKET PORTFOLIO
                            -----------------------------------------    -----------------
                                      INVESTOR A SHARES                  INVESTOR A SHARES
                            -----------------------------------------    -----------------
                                                            FOR THE           FOR THE
                                                            PERIOD            PERIOD
                              YEAR      YEAR      YEAR    12/28/93/1/       5/27/97/1/
                             ENDED     ENDED     ENDED     1THROUGH           THROUGH
                            9/30/97   9/30/96   9/30/95     9/30/94           9/30/97
                            --------  --------  --------  -----------    -----------------
Net asset value at
 beginning of period......  $   1.00  $   1.00  $   1.00   $   1.00          $   1.00
                            --------  --------  --------   --------          --------
Income from investment
 operations
  Net investment income...    0.0285    0.0281    0.0302     0.0153            0.0102
  Net realized gain (loss)
   on investments.........        --        --        --         --                --
                            --------  --------  --------   --------          --------
   Total from investment
    operations............    0.0285    0.0281    0.0302     0.0153            0.0102
                            --------  --------  --------   --------          --------
Less distributions
  Distributions from net
   investment income......   (0.0285)  (0.0281)  (0.0302)   (0.0153)          (0.0102)
  Distributions from net
   realized capital
   gains..................        --        --        --         --                --
                            --------  --------  --------   --------          --------
   Total distributions....   (0.0285)  (0.0281)  (0.0302)   (0.0153)          (0.0102)
                            --------  --------  --------   --------          --------
Net asset value at end of
 period...................  $   1.00  $   1.00  $   1.00   $   1.00          $   1.00
                            ========  ========  ========   ========          ========
Total return..............      2.89%     2.90%     3.06%      1.58%             1.03%
Ratios/Supplemental data
  Net assets at end of
   period (in thousands)..  $ 98,218  $ 63,424  $    750   $    139          $  1,096
  Ratios of expenses to
   average net assets
      After advisory/
       administration
       fee waivers........      0.77%     0.81%      .82%      0.65%/2/          0.86%/2/
      Before advisory/
       administration
       fee waivers........      1.17%     1.23%     1.24%      1.22%/2/          1.45%/2/
  Ratios of net investment
   income to average net
   assets
      After advisory/
       administration
       fee waivers........      2.85%     2.81%     3.03%      2.11%/2/          2.95%/2/
      Before advisory/
       administration
       fee waivers........      2.45%     2.39%     2.61%      1.54%/2/          2.36%/2/

------
/1/Commencement of operations of share class.
/2/Annualized.

WHAT ARE THE PORTFOLIOS?
-------------------------------------------------------------------------------

  The investment objective of the New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio is, for each Portfolio, to seek as high a level of current income exempt from Federal, and to the extent possible, state income tax of the specific state in which a Portfolio concentrates, as is consistent with maintaining liquidity and stability of principal. The Portfolios pursue this objective by investing substantially all of their assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations").

  The Portfolios seek to achieve their investment objectives by primarily investing in:

    (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch;

    (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

    (C) municipal bonds rated Aa or higher by Moody's or AA or higher by S&P, D&P or Fitch;

    (D) unrated notes, paper or other instruments that are of comparable quality as determined by the Portfolios' sub-adviser under guidelines established by the Fund's Board of Trustees; and

    (E) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

  During normal market conditions, at least 80% of each Portfolio's net assets will be invested in securities which are Municipal Obligations. In addition, under normal conditions each Portfolio intends to invest at least 65% of its net assets in Municipal Obligations of issuers located in the particular state indicated by its name ("State-Specific Obligations"). During temporary defensive periods, each Portfolio may invest without limitation in obligations that are not Municipal Obligations and may hold without limitation uninvested cash reserves.

  Each Portfolio may invest without limitation in private activity bonds the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax ("AMT Paper"). Interest on AMT Paper that is received by taxpayers subject to the Federal alternative minimum tax is taxable.

  Each Portfolio may invest 25% or more of its assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects. To the extent a Portfolio's assets are invested in Municipal Obligations payable from the revenues of similar projects or are invested in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

                           -----------------------

                     QUALITY, MATURITY AND DIVERSIFICATION

  All securities acquired by the Portfolios will be determined at the time of purchase by the Portfolios' sub-adviser, under guidelines established by the Fund's Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the SEC. Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.

  Each Portfolio is managed so that the average maturity of all instruments held by it (on a dollar-weighted basis) will not exceed 90 days. In no event will a Portfolio purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Portfolios invest may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

  The Portfolios are classified as non-diversified portfolios under the Investment Company Act of 1940 (the "1940 Act"). Investment returns on a non-diversified portfolio typically are dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, because the Portfolios concentrate their investments in obligations of issuers located in particular states, investments in these Portfolios may be riskier than an investment in other money market funds.

WHAT ADDITIONAL INVESTMENT POLICIES AND RISKS APPLY?
-------------------------------------------------------------------------------

  MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  Also included within the general category of Municipal Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet as marketable as more conventional securities.

  Each Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Portfolio's option specific Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates.

  The amount of information regarding the financial condition of issuers of Municipal Obligations may be less extensive than the information for public corporations, and the secondary market for Municipal Obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Portfolio to buy and sell Municipal Obligations may, at any particular time and with respect to any particular securities, be limited. In addition, Municipal Obligations purchased by the Portfolios include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions. Changes in the credit quality of these institutions could cause loss to a Portfolio and affect its share price.

  The Portfolios may invest in tax-exempt derivative securities relating to Municipal Obligations, including tender option bonds, participations, beneficial interests in trusts and partnership interests.

  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal or state income tax are rendered by counsel to the respective issuers or sponsors at the time of issuance. The Fund and its service providers will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

  CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The obligations of foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, less stringent regulatory requirements and less market liquidity.

  Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

  U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with their investment objectives, the Portfolios may also purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation.

  MORTGAGE-RELATED SECURITIES. Although under normal market conditions they do not expect to do so, each Portfolio may invest in mortgage-related securities issued by the U.S. Government or its agencies or instrumentalities or issued by private companies. Mortgage-related securities may include collateralized mortgage obligations ("CMOs") issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or other U.S. Government agencies or instrumentalities or issued by private companies. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During these periods, the reinvestment of prepayment proceeds by the particular Portfolio will generally be at lower rates than the rates on the prepaid obligations.

  VARIABLE AND FLOATING RATE INSTRUMENTS. Each Portfolio may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit a Portfolio to demand payment of the principal of the instrument at least once every 13 months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the particular Portfolio. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for a Portfolio to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Portfolio is not entitled to exercise its demand rights.

  REPURCHASE AGREEMENTS. Each Portfolio may agree to purchase securities from broker-dealers and financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, so long as the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

  WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

  SECURITIES LENDING. A Portfolio may seek additional income by lending securities on a short-term basis. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.

  REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient). A reverse repurchase agreement involves a sale by a Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase.

  INVESTMENT COMPANIES. In connection with the management of their daily cash positions, the Portfolios may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by a Portfolio within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

  UNINVESTED CASH RESERVES. Each Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Portfolios' sub-adviser, suitable obligations are unavailable.

During normal market periods, no more than 20% of a Portfolio's assets will be held uninvested. Uninvested cash reserves will not earn income.

  ILLIQUID SECURITIES. No Portfolio will invest more than 10% of the value of its net assets in securities that are illiquid. Variable and floating rate instruments that cannot be disposed of within seven days and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to this 10% limit. Each Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the sub-adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

  ADDITIONAL RISK CONSIDERATIONS. The concentration of investments by the Portfolios in State-Specific Obligations raises special investment considerations. Changes in the economic condition and governmental policies of a state and its political subdivisions could adversely affect the value of a Portfolio's shares. Certain matters relating to some of the states in which the Portfolios invest are described below. For further information, see "Special Considerations Regarding State-Specific Obligations" in the Statement of Additional Information.

  NEW JERSEY. The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of Federal assistance and, of all the states, is among the highest in the amount of Federal aid received. Therefore, a decrease in Federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any municipality or county. This balanced budget plan may actually adversely affect a particular municipality's or county's ability to repay its obligations.

  OHIO. While diversifying more into the service and other non-manufacturing areas, the economy of Ohio continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the Ohio economy with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness. In past years, the State's overall unemployment rate has been somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last six years the State rates were below the national rates (4.9% versus 5.4% in 1996). The unemployment rate and its effects vary among particular geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties and the resulting impact on State or local government finances generally will not adversely affect the market value of Ohio State-Specific Obligations held in the Portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

  PENNSYLVANIA. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases resulted in surpluses the following five years. As of June 30, 1996, the General Fund has a surplus of $635.2 million. A relatively high proportion of persons 65 and older in the Commonwealth, court ordered increases in healthcare reimbursement rates and higher correctional program costs place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth's debt burden remains moderate. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing positions. A new governor took office in January 1995, but the Commonwealth has continued to show fiscal restraint.

WHAT ARE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT LIMITATIONS?
-------------------------------------------------------------------------------

  A Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. However, shareholders will be given at least 30 days' notice before any change to a Portfolio's investment objective. No assurance can be provided that a Portfolio will achieve its investment objective.

  Each Portfolio has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Portfolio" (as defined in the Statement of Additional Information). Several of the Portfolios' fundamental investment policies, which are set forth in full in the Statement of Additional Information, are summarized below.

NO PORTFOLIO MAY:

    1. invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry;

    2. borrow money except for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. Whenever borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments; and

    3. invest less than 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax (including instruments which are subject to the Federal alternative minimum tax ("AMT")), except during defensive periods or during periods of unusual market conditions.

  As a non-fundamental investment restriction, each Portfolio will not hold any securities (except U.S. Government securities and related repurchase agreements) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in securities of any one issuer, except that up to 50% of a Portfolio's total assets may be invested without regard to this limitation so long as no more than 25% of the Portfolio's total assets are invested in any one issuer (except U.S. Government securities and related repurchase agreements).

  The investment limitations stated above are applied at the time investment securities are purchased.

WHO MANAGES THE FUND?
-------------------------------------------------------------------------------

BOARD OF TRUSTEES

  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The following persons currently serve on the Board:

  WILLIAM O. ALBERTINI--Executive Vice President and Chief Financial Officer of Bell Atlantic Global Wireless.

  RAYMOND J. CLARK--Treasurer of Princeton University.

  ROBERT M. HERNANDEZ--Vice Chairman and Chief Financial Officer of USX Corporation.

  ANTHONY M. SANTOMERO--Professor of Finance and Director of the Financial Institutions Center, The Wharton School, University of Pennsylvania.

  DAVID R. WILMERDING, JR.--Chairman, Gee, Wilmerding & Associates, Inc.

INVESTMENT ADVISER AND SUB-ADVISER

  The Adviser to BlackRock Funds is BlackRock, Inc. BlackRock, Inc. (formerly PNC Asset Management Group, Inc.) was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 1600 Market Street, 29th Floor, Philadelphia, Pennsylvania 19103. BlackRock, Inc. is an indirect wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company. PNC Institutional Management Corporation ("PIMC"), an affiliate of BlackRock, Inc., serves as each Portfolio's sub-adviser. PIMC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

  As adviser, BlackRock, Inc. is responsible for the overall investment management of the Portfolios. As sub-adviser, PIMC is responsible for the day-to-day management of the Portfolios, and generally makes all purchase and sale investment decisions for the Portfolios. PIMC also provides research and credit analysis. Portfolio transactions for a Portfolio may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.

  The affiliate sub-advisers of BlackRock, Inc. are:

    . BlackRock Financial Management, Inc.: Domestic and non-dollar fixed income.

    . PNC Equity Advisors: Growth equity.

    . Provident Capital Management: Value equity.

    . CastleInternational Asset Management: International equity.

    . PIMC: Money market.

  For their investment advisory and sub-advisory services, BlackRock, Inc. and PIMC are entitled to fees, computed daily on a Portfolio-by-Portfolio basis and payable monthly, at the annual rates set forth below. All sub-advisory fees payable to PIMC are paid by BlackRock, Inc., and do not represent an extra charge to the Portfolios.

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR EACH PORTFOLIO (BEFORE WAIVERS)

                                                        INVESTMENT  SUB-ADVISORY
AVERAGE DAILY NET ASSETS                               ADVISORY FEE     FEE
------------------------                               ------------ ------------
first $1 billion......................................     .450%        .400%
$1 billion - $2 billion...............................     .400         .350
$2 billion - $3 billion...............................     .375         .325
greater than $3 billion...............................     .350         .300

  For the twelve months ended September 30, 1997, the Portfolios paid investment advisory fees at the following annual rates (expressed as a percentage of average daily net assets) after voluntary fee waivers: Ohio Municipal Money Market Portfolio, .06%; Pennsylvania Municipal Money Market Portfolio, .07%; North Carolina Municipal Money Market Portfolio, .06%; Virginia Municipal Money Market Portfolio, .00%; New Jersey Municipal Money Market Portfolio, .06%.

                           -----------------------

                                ADMINISTRATORS

  BlackRock, Inc., PFPC Inc. ("PFPC"), and BlackRock Distributors, Inc. ("BDI") (the "Administrators") serve as the Fund's co-administrators. BlackRock, Inc. and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. BDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

  The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, BlackRock, Inc. is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of each Portfolio's average daily net assets. PFPC and BDI are entitled to receive a combined administration fee, computed daily and payable monthly, at the aggregate annual rate of (i) .085% of the first $500 million of each Portfolio's average daily net assets, .075% of the next $500 million of each Portfolio's average daily net assets and
 .065% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .065% of the first $500 million of the average daily net assets allocated to each class of Investor Shares of each Portfolio, .055% of the next $500 million of such average daily net assets and .045% of the average daily net assets allocated to each class of Investor Shares of each Portfolio in excess of $1 billion. From time to time the Administrators may waive some or all of their administration fees from a Portfolio.

  For information about the operating expenses the Portfolios paid for the most recent fiscal year, see "What Are The Expenses Of The Portfolios?"

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

  PNC Bank, National Association ("PNC Bank"), whose principal offices are located at 1600 Market Street, Philadelphia, Pennsylvania 19103, serves as the Portfolios' custodian and PFPC, whose principal offices are located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as their transfer agent and dividend disbursing agent.

                           -----------------------

                         DISTRIBUTION AND SERVICE PLAN

  Under the Fund's Distribution and Service Plan (the "Plan"), Investor Shares of the Portfolios bear the expense of payments ("distribution fees") made to BDI, as the Fund's distributor (the "Distributor"), or affiliates of PNC Bank for distribution and sales support services. The distribution fees may be used to compensate the Distributor for distribution services and to compensate the Distributor and PNC Bank affiliates for sales support services provided in connection with the offering and sale of Investor Shares. The distribution fees may also be used to reimburse the Distributor and PNC Bank affiliates for related expenses, including payments to brokers, dealers, financial institutions and industry professionals ("Service Organizations") for sales support services and related expenses. Janney Montgomery Scott, 1801 Market Street, Philadelphia, PA 19103-1675, will act as Service Organization for the Investor A Shares offered by this Prospectus. Distribution fees payable under the Plan will not exceed .10% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor A Shares. Payments under the Plan are not tied directly to out-of-pocket expenses and therefore may be used by the recipients as they choose (for example, to defray their overhead expenses). The Plan also permits the Distributor, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsorship of various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "Investment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

  Under the Plan, the Fund intends to enter into service arrangements with Service Organizations (including PNC Bank and its affiliates) with respect to each class of Investor Shares pursuant to which Service Organizations will render certain support services to their customers who are the beneficial owners of Investor Shares. In consideration for a shareholder servicing fee of up to .25% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations may provide one or more of the following services: responding to customer inquiries relating to the services performed by the Service Organization and to customer inquiries concerning their investments in Investor Shares; assisting customers in designating and changing dividend options, account designations and addresses; and providing other similar shareholder liaison services. In consideration for a separate shareholder processing fee of up to .15% (annualized) of the average daily net asset value of Investor Shares owned by their customers, Service Organizations may provide one or more of these additional services to such customers: processing purchase and redemption requests from customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of customers; providing sub-accounting with respect to Investor Shares beneficially owned by customers or the information necessary for sub-accounting; and providing other similar services.

  Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of Investor Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations.

  The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. It is intended that the services provided by Service Organizations under their service agreements will not be prohibited under these laws. Under state securities laws, banks and financial institutions that receive payments from the Fund may be required to register as dealers.

                           -----------------------

                                   EXPENSES

  Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. Expenses include, but are not limited to, fees paid to BlackRock, Inc. and the Administrators, transfer agency and custodian fees, trustee fees, taxes, interest, professional fees, shareholder servicing and processing fees, distribution fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, insurance premiums, the expense of independent pricing services, and other expenses which are not expressly assumed by BlackRock, Inc. or the Fund's service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

HOW ARE SHARES PURCHASED?
-------------------------------------------------------------------------------

  The following procedures are only applicable to purchases of shares by investors establishing accounts through Janney Montgomery Scott ("JMS") and its affiliates. Other investors should refer to the Fund's regular Prospectus for information on purchasing shares.

INTRODUCTION

  Investor A Shares are sold to the public and to Service Organizations (as defined above) acting on behalf of their customers. See "Distribution and Service Plan." JMS will act as Service Organization for its customers and customers of its affiliates with respect to all shares offered by this Prospectus.

  Investor A Shares in the Portfolios may be purchased without a sales load through an account maintained by the investor with JMS or its affiliate (a "JMS Account") in accordance with procedures established in connection with the requirements of the JMS Account. All purchase orders are transmitted by JMS directly to PFPC, the Fund's transfer agent.

  PURCHASES THROUGH A JMS ACCOUNT. Purchases of shares may be effected through an investor's JMS Account through procedures established in connection with the requirements of the JMS Account. In such event, beneficial ownership of the shares will be recorded by JMS and will be reflected in the account statements provided by JMS to such investors. JMS may impose minimum investor account requirements. Although JMS does not impose a sales charge for purchases of shares, depending on the terms of an investor's JMS Account, JMS may charge an investor's JMS Account fees for automatic investment and other services provided to the JMS Account. Information concerning JMS Account requirements, services and charges should be obtained from JMS. This Prospectus should be read in conjunction with any information received from JMS.

  JMS may offer investors the ability to purchase shares under an automatic purchase program (a "Purchase Program") established by it. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his JMS Account automatically invested in shares designated by the investor as the "Primary Janney Class" for his Purchase Program. The frequency of investments and the minimum investment requirement may be established by JMS and the Fund. In addition, JMS may require a minimum amount of cash and/or securities to be deposited in a JMS Account for participants in its Purchase Program. The description of the particular JMS Purchase Program should be read for details, and any inquiries concerning a JMS Account under a Purchase Program should be directed to JMS. A participant in a Purchase Program may change the designation of the Primary Janney Class at any time by so instructing JMS.

  OTHER PURCHASE INFORMATION. Purchase orders for Investor A Shares of the Portfolios that are in proper form are executed at their net asset value per share next determined after receipt by the Fund, provided that JMS undertakes to pay for an order in Federal funds by 4:00 p.m. (Eastern Time) the same Business Day an order is placed. It is the responsibility of JMS to transmit orders received by it from investors to the Fund's transfer agent in a timely manner.

  Under certain circumstances, the Fund may reject large individual purchase orders received after 12:00 noon. The Fund may in its discretion reject any order for shares.

  Shares of each Portfolio are sold on a continuous basis by BDI as the Distributor. BDI maintains its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961. Purchases may be effected on weekdays on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"). Payment for orders which are not received or accepted will bereturned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund's investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of a Portfolio at any time.

HOW ARE SHARES REDEEMED?
-------------------------------------------------------------------------------

  The following procedures are only applicable to redemptions of shares by investors owning shares through a JMS Account. Other investors should refer to the Fund's regular Prospectus for information on redeeming shares.

REDEMPTION OF SHARES IN A JMS ACCOUNT

  Investors owning shares through a JMS Account may redeem some or all of their shares of the Portfolios in accordance with the procedures pertaining to their JMS Accounts at any time. To do so, a written request in proper form must be sent to JMS by mail at Janney Montgomery Scott, 1801 Market Street, Philadelphia, PA 19103-1675. It is the responsibility of JMS to transmit redemption orders to PFPC and to credit its customers' JMS Accounts with the redemption proceeds on a timely basis. There is no charge for a redemption.

  JMS will also redeem each day a sufficient number of shares to cover debit balances created by transactions in the JMS Accounts or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

  JMS reserves the right to waive or modify criteria for participation in a JMS Account or to terminate participation in a JMS Account for any reason.

  PAYMENT OF REDEMPTION PROCEEDS. The redemption price for shares is their net asset value per share next determined after the request for redemption is transmitted by JMS and received in proper form by BlackRock Funds c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. While the Fund intends to use its best efforts to maintain each Portfolio's net asset value per share at $1.00, the proceeds paid on redemption may be more or less than the amount invested depending on a share's net asset value at the time of redemption. Payment for redeemed shares is normally made to JMS by Federal wire transfer or by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Payment may, however, be postponed or the right of redemption suspended as provided by the rules of the SEC. It is the responsibility of JMS to credit its customers' JMS Accounts with the redemption proceeds on a timely basis.

  The Fund may also suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

HOW IS NET ASSET VALUE CALCULATED?
-------------------------------------------------------------------------------

  Net asset value is calculated separately for each class of Investor Shares of each Portfolio as of 12:00 noon (Eastern Time) and 4:00 p.m. (Eastern Time) on each Business Day by dividing the value of all securities and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding.

  Each Portfolio seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, and values its portfolio securities based on the amortized cost method of valuation described in the Statement of

Additional Information under "Valuation of Shares." A Portfolio may use a pricing service, bank or broker/dealer to value its securities.

HOW FREQUENTLY ARE DIVIDENDS AND DISTRIBUTIONS MADE TO INVESTORS?
-------------------------------------------------------------------------------

  Shareholders are entitled to dividends and distributions arising from the net income and capital gains, if any, earned on investments held by the Portfolio in which they invest. Each Portfolio's net income is declared daily as a dividend. Shareholders whose purchase orders are executed at 12:00 noon (Eastern Time), 4:00 p.m. (Eastern Time) for the U.S. Treasury Money Market Portfolio, receive dividends for that day. On the other hand, shareholders whose redemption orders have been received by 12:00 noon (Eastern Time) do not receive dividends for that day, while shareholders of each Portfolio whose redemption orders are received after 12:00 noon (Eastern Time) do receive dividends for that day.

  Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month. Net short-term capital gains, if any, will be distributed at least annually. The period for which dividends are payable and the time for payment are subject to change by the Fund's Board of Trustees. The Portfolios do not expect to realize net long-term capital gains.

  Dividends are reinvested in additional full and fractional Investor Shares of the same class on which the dividends are paid, unless a shareholder elects to receive dividends in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after receipt by PFPC.

HOW ARE FUND DISTRIBUTIONS TAXED?
-------------------------------------------------------------------------------

  Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on distributions (except distributions that are "exempt interest dividends" or are treated as a return of capital), whether the distributions are paid in cash or reinvested in additional shares.

  Distributions paid out of a Portfolio's "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxed to shareholders as long-term capital gain regardless of the length of time a shareholder holds the shares. All other distributions, to the extent taxable, are taxed to shareholders as ordinary income.

  Each Portfolio intends to pay substantially all of its dividends as "exempt interest dividends." However, taxpayers are required to report the receipt of "exempt interest dividends" on their Federal income tax returns for informational purposes and in two circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes. First, "exempt interest dividends" derived from certain private activity bonds generally will constitute an item of tax preference for taxpayers in determining alternative minimum tax liability. Second, all "exempt interest dividends" must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. In addition, investors should be aware of the possibility of state and local alternative minimum or minimum income tax liability on interest from private activity bonds. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should note that "exempt interest dividends" will be taken into account in determining the taxability of their benefit payments.

  Each Portfolio will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for Federal alternative minimum tax purposes, and which are fully taxable. These percentages will apply uniformly to all distributions from net investment income during that year and may differ significantly from the actual percentages for any particular day.

  The Fund will send written notices to shareholders annually regarding the tax status of distributions made by each Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

  This is not an exhaustive discussion of applicable tax consequences, and investors may wish to contact their tax advisers concerning investments in the Portfolios. Except as discussed below, dividends paid by each Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. In addition, shareholders who are non-resident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different Federal income tax treatment. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolios. For additional information concerning the tax treatment of dividends and distributions by the states listed below, including certain restrictions applicable to such treatment, see "Taxes" in the Statement of Additional Information.

  NEW JERSEY TAXES. It is anticipated that the New Jersey Municipal Money Market Portfolio will qualify as a "qualified investment fund" and as a result, substantially all distributions paid by the New Jersey Municipal Money Market Portfolio will not be subject to the New Jersey personal income tax. A qualified investment fund is an investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid: (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; and (b) has at least 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized by the regulated investment company rules of the Code, cash and cash items, which cash items shall include receivables, in New Jersey State-Specific Obligations or U.S. Government Obligations.

  In accordance with New Jersey law as currently in effect, distributions paid by a qualified investment fund are excluded from personal income tax to the extent that the distributions are attributable to interest or gains from New Jersey State--Specific Obligations or to interest or gains from direct U.S. Government Obligations. New Jersey State--Specific Obligations are obligations issued by or on behalf of New Jersey or any county, municipality, or other political subdivision of New Jersey. U.S. Government Obligations are obligations which are statutorily free from tax under the laws of the United States. Distributions by a qualified investment fund from most other sources will be subject to the New Jersey personal income tax. Shares of the New Jersey Municipal Money Market Portfolio are not subject to property taxation by New Jersey.

  The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

  NORTH CAROLINA TAXES. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obligations of the U.S. Government or North Carolina State-Specific Obligations. Distributions derived from interest earned on obligations of political subdivisions of Puerto Rico, Guam and the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S.

Government (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Government securities or on obligations of other states (which the Portfolio may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.

  Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995 will also be exempt from North Carolina income tax to the Portfolio's shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.

  OHIO TAXES. Individuals and estates that are subject to Ohio personal income tax or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions from the Ohio Municipal Money Market Portfolio to the extent that such distributions are properly attributable to interest on Ohio State-Specific Obligations or obligations issued by the U.S. Government, its agencies, instrumentalities or territories (if the interest on such obligations is exempt from state income taxation under the laws of the United States). Corporations that are subject to the Ohio corporation franchise tax will not have to include distributions from the Ohio Municipal Money Market Portfolio in their net income base for purposes of calculating their Ohio corporation franchise tax liability to the extent that such distributions either constitute exempt-interest dividends for Federal income tax purposes or are properly attributable to interest on Ohio State-Specific Obligations or the U.S. obligations described above provided, in the case of U.S. territorial obligations, such interest is excluded from gross income for federal income tax purposes. However, shares of the Ohio Municipal Money Market Portfolio will be included in a corporation's net worth base for purposes of calculating the Ohio corporation franchise tax. Distributions properly attributable to gain on the sale, exchange or other disposition of Ohio State-Specific Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources will be subject to the Ohio personal income tax and the Ohio corporation franchise tax. This discussion of Ohio taxes assumes that the Ohio Municipal Money Market Portfolio will continue to qualify as a regulated investment company as defined in the Code and that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio State-Specific Obligations or similar obligations of other states or their subdivisions.

  PENNSYLVANIA TAXES. Income received by a shareholder attributable to interest realized by the Pennsylvania Municipal Money Market Portfolio from Pennsylvania State-Specific Obligations is not taxable to individuals, estates or trusts under the Personal Income Tax; to corporations under the Corporate Net Income Tax; nor to individuals under the Philadelphia School District Net Investment Income Tax ("School District Tax").

  Income received by a shareholder attributable to gain on the sale or other disposition by the Portfolio of Pennsylvania State-Specific Obligations is taxable under the Personal Income Tax and the Corporate Net Income Tax, but such income is not taxable under the School District Tax.

  This discussion does not address the extent, if any, to which shares of the Pennsylvania Municipal Money Market Portfolio, and interest and gain earned by the Portfolio, are subject to, or included in the measure of, special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above (including the Corporate Capital Stock/Foreign Franchise Tax.)

  Shareholders of the Pennsylvania Municipal Money Market Portfolio are not subject to the Pennsylvania County Personal Property Tax to the extent that the Portfolio is comprised of Pennsylvania State-Specific Obligations and Federal obligations (if the interest on such obligations is exempt from state and local taxation under the laws of the United States).

  VIRGINIA TAXES. Dividends paid by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will generally be exempt from the Virginia income tax. Dividends derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will also be exempt from the Virginia income tax. Dividends derived from interest on debt obligations other than those described above will be subject to the Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

  Generally, dividends distributed to shareholders by the Portfolio and derived from capital gains will be taxable to the shareholders. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation which provides a specific exemption for such gains will be exempt from Virginia income tax.

  The Virginia Department of Taxation has adopted a policy of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Portfolio receives taxable income, the Portfolio must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Portfolio.

HOW IS THE FUND ORGANIZED?
-------------------------------------------------------------------------------

  The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to this authority, the Trustees have authorized the issuance of an unlimited number of shares in thirty-eight investment portfolios. Each Portfolio offers five separate classes of shares--Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares. This prospectus relates only to Investor A Shares of the five money market portfolios described herein.

  Shares of each class bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund's Distribution and Service Plan. Because of these "class expenses", the performance of a Portfolio's Institutional Shares is expected to be higher than the performance of the Portfolio's Service Shares, and the performance of both the Institutional Shares and Service Shares of a Portfolio is expected to be higher than the performance of the Portfolio's three classes of Investor Shares. The performance of each class of Investor Shares may be different. The Fund offers various services and privileges in connection with its Investor Shares that are not generally offered in connection with its Institutional and Service Shares, including an automatic investment plan, automatic withdrawal plan and checkwriting. For further information regarding the Fund's Service and Institutional share classes, contact PFPC at (800) 441-7764.

  Each share of a Portfolio has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

  On January 23, 1998, PNC Bank held of record approximately 77% of the Fund's outstanding shares, as trustee on behalf of individual and institutional investors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp.

HOW IS PERFORMANCE CALCULATED?
-------------------------------------------------------------------------------

  Each Portfolio may advertise its "yield", "effective yield" and total return for each class of Investor Shares. These performance figures are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the income generated by an investment in a particular class of a Portfolio's Investor Shares over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class of a Portfolio's Investor Shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. A Portfolio's "tax equivalent yield" may also be quoted, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio's tax-free yield for a particular class of Investor Shares.

  The performance of each class of Investor Shares of a Portfolio may be compared to the performance of mutual funds with similar investment objectives and to relevant indices, as well as to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yield of a particular class of Investor Shares of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Performance information may also include evaluations of the Portfolios published in nationally recognized ranking services, and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

  Performance quotations for shares of a Portfolio represent past performance and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. Yields will fluctuate and are not necessarily representative of future results. Any fees charged by affiliates of the Portfolios' investment adviser or other institutions directly to their customers' accounts in connection with investments in the Portfolios will not be included in the Portfolios' calculations of yield and performance.

HOW CAN I GET MORE INFORMATION?
--------------------------------------------------------------------------------

Below is a brief description of how investors can easily access information about the BlackRock Funds and the JMS Account:

FUND INFORMATION             HOURS AVAILABLE           PHONE INFORMATION

JANNEY MONTGOMERY SCOTT      9 AM to 5 PM, E.S.T.      toll-free 800-677-6310
 (JMS)                       Monday through Friday

SHAREHOLDER SERVICES

TELEPHONE ACCESS:            24 Hours, 7 days a week   toll-free 800-441-7762

ACCOUNT SERVICE              8:30 to 5 PM, E.S.T.      toll-free 800-441-7762
REPRESENTATIVES:             Monday through Friday
Available to discuss
account balance
information, mutual
fund prospectus, literature
and discuss programs and
services available.

PURCHASES AND REDEMPTIONS:   8:30 to 5 PM, E.S.T.      toll-free 800-441-7762
                             Monday through Friday
WORLD WIDE WEB:              24 Hours, 7 days a week   http://www.blackrock.com
Access general fund
information and specific
fund performance. Request
mutual fund prospectuses
and literature. Forward
mutual fund inquiries.

E-MAIL:                      24 Hours, 7 days a week   funds@blackrock.com
Request prospectuses and
literature. Forward mutual
fund inquiries.

WRITTEN CORRESPONDENCE:      POST OFFICE BOX ADDRESS   STREET ADDRESS

                             BlackRock Funds           BlackRock Funds
                             c/o PFPC Inc.             c/o PFPC Inc.
                             P.O. Box 8907             400 Bellevue Parkway
                             Wilmington, DE 19899-8907 Wilmington, DE 19809

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               ----------------

                           ASKING THE KEY QUESTIONS
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What Are The Expenses Of The Portfolios?...................................   3
What Are The Portfolios' Financial Highlights?.............................   6
What Are The Portfolios?...................................................  10
What Additional Investment Policies And Risks Apply?.......................  11
What Are The Portfolios' Fundamental Investment Limitations?...............  15
Who Manages The Fund?......................................................  16
How Are Shares Purchased?..................................................  19
How Are Shares Redeemed?...................................................  20
How Is Net Asset Value Calculated?.........................................  20
How Frequently Are Dividends And Distributions Made To Investors?..........  21
How Are Fund Distributions Taxed?..........................................  21
How Is The Fund Organized?.................................................  24
How Is Performance Calculated?.............................................  25
How Can I Get More Information?............................................  26
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                                     LOGO

PROSPECTUS
JANNEY
MONTGOMERY SCOTT--
THE MONEY FUNDS

NEW JERSEY MUNICIPAL
MONEY MARKET PORTFOLIO
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NORTH CAROLINA MUNICIPAL
MONEY MARKET PORTFOLIO
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OHIO MUNICIPAL MONEY MARKET PORTFOLIO
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PENNSYLVANIA MUNICIPAL
MONEY MARKET PORTFOLIO
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VIRGINIA MUNICIPAL MONEY
MARKET PORTFOLIO
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JANUARY 28, 1998

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